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                                                              EXHIBIT 23.2


                  CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Molecular Dynamics, Inc.:

We consent to the use of our reports incorporated herein by reference.


                                       /s/ KPMG Peat Marwick LLP

Oakland, California
September 5, 1997